Exhibit 99.2

FISCAL 4TH QUARTER 2018

Supplemental Operating & Financial Data

Supplemental Financial and Operating Data
Table of Contents
April 30, 2018

S-1

Company Background
Fourth Quarter Fiscal 2018
IRET is a real estate company focused on the ownership, management, acquisition, redevelopment, and development of apartment communities. As of April 30, 2018, IRET owned interests in 90 communities consisting of 14,176 apartment homes. IRET's common shares and Series C preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET and IRET PRC, respectively).
Company Snapshot
(as of April 30, 2018)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segment	Multifamily
Total Apartment Communities	90
Total Apartment Homes	14,176
Common Shares Outstanding (thousands)	119,526
Limited Partnership Units Outstanding (thousands)	14,099
Common Share Distribution – Quarter/Annualized	$0.07/$0.28
Annualized Dividend Yield	5.3%
Total Capitalization	$1.5 billion
Common Shares and Limited Partnership Units outstanding as of June 20, 2018, were 119,406,963 and 14,098,506, respectively.
Investor Information
(as of June 27, 2018)
Board of Trustees

Jeffrey P. Caira	Trustee and Chair
Michael T. Dance	Trustee, Chair of Audit Committee
Mark O. Decker, Jr.	Trustee, President, Chief Executive Officer and Chief Investment Officer
Emily Nagle Green	Trustee
Linda J. Hall	Trustee, Chair of Compensation Committee
Terrance P. Maxwell	Trustee
Jeffrey L. Miller	Trustee, Chair of the Nominating and Governance Committee
John A. Schissel	Trustee, Chair of Capital Markets Committee
Mary J. Twinem	Trustee
Management

Mark O. Decker, Jr.	President, Chief Executive Officer, and Chief Investment Officer; Trustee
John A. Kirchmann	Executive Vice President and Chief Financial Officer
Anne Olson	Executive Vice President and Chief Operating Officer, General Counsel and Secretary
Nancy B. Andersen	Senior Vice President and Chief Accounting Officer
Grant Campbell	Senior Vice President - Investments
Sue Picotte	Senior Vice President - Asset Management & Operations Support
Shawnee Tharp	Senior Vice President - Property Operations

Executive Offices:	Investor Relations Contact:
800 LaSalle Avenue	Jon Bishop
Suite 1600	701-837-7104
Minneapolis, MN 55402	IR@iret.com

Trading Symbol for Common Shares: IRET
Trading Symbol for Series C Preferred Shares: IRET PRC
Stock Exchange Listing: NYSE

S-2

Common Share Data (NYSE: IRET)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	Fiscal Year 2018	Fiscal Year 2018	Fiscal Year 2018	Fiscal Year 2018	Fiscal Year 2017
High Closing Price	$5.58	$6.06	$6.32	$6.72	$6.61
Low Closing Price	$4.65	$5.52	$5.81	$5.64	$5.67
Average Closing Price	$5.09	$5.80	$6.09	$6.07	$6.09
Closing Price at end of quarter	$5.33	$5.67	$5.85	$6.22	$5.91
Common Share Distributions – annualized	$0.28	$0.28	$0.28	$0.28	$0.28
Closing Dividend Yield – annualized	5.3%	4.9%	4.8%	4.5%	4.7%
Closing common shares outstanding (thousands)	119,526	120,035	120,188	120,587	121,199
Closing limited partnership units outstanding (thousands)	14,099	14,168	14,618	14,657	15,617
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$712,221	$760,931	$788,615	$841,218	$808,583
This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Froward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of those words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although we believe the expectations reflected in our forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved.
Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: economic conditions in the markets where we own properties or markets in which we may invest in the future; rental conditions in our markets, including occupancy levels and rental rates, our potential inability to renew tenants or obtain new tenants upon expiration of existing leases, changes in tax and housing laws, or other factors; adverse changes in real estate markets, including the extent of future demand for multifamily apartment homes in our significant markets, barriers of entry into new markets, limitations on our ability to increase rental rates, our ability to identify and consummate attractive acquisitions on favorable terms, our ability to consummate any planned dispositions in a timely manner, our ability to reinvest sales proceeds successfully, and our ability to accommodate any significant decline in the market value of real estate serving as collateral for our mortgage obligations; inability to succeed in any new markets we may enter; failure of new acquisitions to achieve anticipated results or be efficiently integrated; inability to complete lease-up of our projects on schedule and on budget; inability to sell our non-core properties on terms that are acceptable; failure to reinvest proceeds from sales of properties into tax-deferred exchanges, which could necessitate special dividend and tax protection payments; the need to fund capital expenditures out of cash flow; the need to reduce the dividends on our common shares; financing risks, including our potential inability to obtain debt or equity financing on favorable terms, or at all; level and volatility of interest or capitalization rates or capital market conditions; changes in operating costs, including real estate taxes, utilities, and insurance costs; the availability and cost of casualty insurance for losses; inability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, inability of the Operating Partnership to satisfy the rules to maintain its status as a partnership for federal income tax purposes, and the risk of changes in laws affecting REITs; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our privacy or information security systems; inability to comply with environmental laws and regulations; and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended April 30, 2018 subsequent quarterly reports on Form 10-Q, and other public filings.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

S-3

IRET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	4/30/2018	1/31/2018	10/31/2017	7/31/2017	4/30/2017
ASSETS
Real estate investments
Property owned	$1,669,764	$1,568,725	$1,510,890	$1,424,251	$1,358,529
Less accumulated depreciation	(311,324)	(304,149)	(292,976)	(280,563)	(255,599)
	1,358,440	1,264,576	1,217,914	1,143,688	1,102,930
Unimproved land	11,476	15,123	15,216	15,195	18,455
Mortgage loans receivable	10,329	10,329	10,329	—	—
Total real estate investments	1,380,245	1,290,028	1,243,459	1,158,883	1,121,385
Assets held for sale and assets of discontinued operations	—	—	239,688	280,083	283,023
Cash and cash equivalents	11,891	22,666	42,464	23,801	28,819
Restricted cash	4,225	121,337	3,782	3,713	27,981
Other assets	30,297	21,664	21,634	15,870	13,306
TOTAL ASSETS	$1,426,658	$1,455,695	$1,551,027	$1,482,350	$1,474,514

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$—	$2,016	$95,193	$127,413	$130,904
Accounts payable and accrued expenses	29,018	33,690	32,581	34,248	35,566
Revolving line of credit	124,000	67,000	247,500	125,900	57,050
Term loan payable, net of loan costs	69,514	69,483	—	—	—
Mortgages payable, net of loan costs	509,919	553,388	561,798	565,705	565,978
Construction debt	—	86	21,649	20,134	41,741
TOTAL LIABILITIES	732,451	725,663	958,721	873,400	831,239

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	6,708	6,644	6,812	7,010	7,181
EQUITY
Series B Preferred Shares of Beneficial Interest	—	—	—	111,357	111,357
Series C Preferred Shares of Beneficial Interest	99,456	99,456	99,467	—	—
Common Shares of Beneficial Interest	907,843	910,173	910,683	912,625	916,121
Accumulated distributions in excess of net income	(395,669)	(364,684)	(490,612)	(488,535)	(466,541)
Accumulated other comprehensive income	1,779	359	—	—	—
Total shareholders’ equity	613,409	645,304	519,538	535,447	560,937
Noncontrolling interests – Operating Partnership	73,012	76,915	64,291	64,789	73,233
Noncontrolling interests – consolidated real estate entities	1,078	1,169	1,665	1,704	1,924
Total equity	687,499	723,388	585,494	601,940	636,094
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY	$1,426,658	$1,455,695	$1,551,027	$1,482,350	$1,474,514

S-4

IRET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended					Twelve Months Ended
OPERATING RESULTS	4/30/2018	1/31/2018	10/31/2017	7/31/2017	4/30/2017	4/30/2018	4/30/2017
Real estate revenue	$44,185	$42,716	$41,866	$40,978	$42,811	$169,745	$160,104
Real estate expenses	18,734	18,055	18,718	17,527	16,442	73,034	64,326
Net operating income	25,451	24,661	23,148	23,451	26,369	96,711	95,778
Property management expenses	(1,411)	(1,387)	(1,372)	(1,356)	(1,239)	(5,526)	(5,046)
Casualty gain (loss)	155	(55)	(115)	(485)	51	(500)	(414)
Depreciation/amortization	(21,072)	(18,390)	(17,270)	(25,338)	(11,060)	(82,070)	(44,253)
Impairment of real estate investments	(17,809)	—	—	(256)	(2,875)	(18,065)	(57,028)
General and administrative expenses	(4,093)	(3,011)	(3,118)	(4,002)	(4,728)	(14,203)	(15,871)
Acquisition and investment related costs	(30)	—	—	—	(3,224)	(51)	(3,276)
Interest expense	(8,302)	(9,236)	(8,509)	(8,131)	(8,281)	(34,178)	(34,314)
Loss on extinguishment of debt	(122)	(285)	(334)	(199)	(1,193)	(940)	(1,651)
Interest and other income	592	433	255	228	461	1,508	1,146
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations	(26,641)	(7,270)	(7,315)	(16,088)	(5,719)	(57,314)	(64,929)
Gain on sale of real estate and other investments	2,285	12,387	5,324	124	7,409	20,120	18,701
Income (loss) from continuing operations	(24,356)	5,117	(1,991)	(15,964)	1,690	(37,194)	(46,228)
Income from discontinued operations	197	146,811	15,130	2,685	31,950	164,823	76,753
Net income (loss)	(24,159)	151,928	13,139	(13,279)	33,640	127,629	30,525

Net (income) loss attributable to noncontrolling interest – Operating Partnership	2,663	(16,236)	(773)	1,644	(3,656)	(12,702)	(4,059)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	622	413	455	371	296	1,861	16,881
Net income (loss) attributable to controlling interests	(20,874)	136,105	12,821	(11,264)	30,280	116,788	43,347
Dividends to preferred shareholders	(1,705)	(1,766)	(2,812)	(2,286)	(2,286)	(8,569)	(10,546)
Redemption of Preferred Shares	—	(8)	(3,649)	—	—	(3,657)	(1,435)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(22,579)	$134,331	$6,360	$(13,550)	$27,994	$104,562	$31,366

Per Share Data
(Loss) earnings per common share from continuing operations – basic & diluted	$(0.19)	$0.03	$(0.06)	$(0.13)	$—	$(0.36)	$(0.30)
Earnings per common share from discontinued operations – basic & diluted	—	1.09	0.11	0.02	0.23	1.23	0.56
Net (loss) income per common share – basic & diluted	$(0.19)	$1.12	$0.05	$(0.11)	$0.23	$0.87	$0.26

Percentage of Revenues
Real estate expenses	42.4%	42.3%	44.7%	42.8%	38.4%	43.0%	40.2%
Depreciation/amortization	47.7%	43.1%	41.3%	61.8%	25.8%	48.3%	27.6%
General and administrative expenses	9.3%	7.0%	7.4%	9.8%	11.0%	8.4%	9.9%
Interest	18.8%	21.6%	20.3%	19.8%	19.3%	20.1%	21.4%
Income from discontinued operations	0.4%	343.7%	36.1%	6.6%	74.6%	97.1%	47.9%
Net (loss) income	(54.7)%	355.7%	31.4%	(32.4)%	78.6%	75.2%	19.1%

S-5

IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
IRET TO FFO AND CORE FFO (unaudited)
(in thousands, except per share and unit amounts)

	Three Months Ended					Twelve Months Ended
	4/30/2018	1/31/2018	10/31/2017	7/31/2017	4/30/2017	4/30/2018	4/30/2017
Funds From Operations(1)
Net income (loss) attributable to controlling interests	$(20,874)	$136,105	$12,821	$(11,264)	$30,280	$116,788	$43,347
Less dividends to preferred shareholders	(1,705)	(1,766)	(2,812)	(2,286)	(2,286)	(8,569)	(10,546)
Less redemption of preferred shares	—	(8)	(3,649)	—	—	(3,657)	(1,435)
Net income (loss) available to common shareholders	(22,579)	134,331	6,360	(13,550)	27,994	104,562	31,366
Adjustments:
Noncontrolling interests – Operating Partnership	(2,663)	16,236	773	(1,644)	3,656	12,702	4,059
Depreciation and amortization of real property	20,269	19,017	19,894	28,119	13,222	87,299	52,564
Impairment of real estate investments attributable to controlling interests	15,192	—	—	256	2,875	15,448	42,065
Gain on depreciable property sales	(2,210)	(163,791)	(17,562)	(124)	(37,517)	(183,687)	(74,847)
FFO applicable to common shares and Units	$8,009	$5,793	$9,465	$13,057	$10,230	$36,324	$55,207

FFO per share and unit – basic and diluted	$0.06	$0.04	$0.07	$0.10	$0.07	$0.27	$0.40

Adjustments to Core FFO:
Lease termination fees	—	—	—	—	(3,244)	—	(3,251)
Loss on extinguishment of debt	122	6,787	340	199	2,910	7,448	4,889
Redemption of Preferred Shares	—	8	3,649	—	—	3,657	1,435
Transition costs, including severance	301	—	186	464	2,612	951	2,612
Impairment of nondepreciable assets	2,617	—	—	—	—	2,617	—
Development pursuit and other write-offs	—	—	—	—	3,224	—	3,224
Core FFO applicable to common shares and Units	$11,049	$12,588	$13,640	$13,720	$15,732	$50,997	$64,116

Core FFO per share and unit – basic and diluted	$0.08	$0.09	$0.10	$0.10	$0.11	$0.38	$0.47

Weighted average shares and units	133,703	134,175	134,767	135,549	136,952	134,594	137,299

(1)	See Definitions section.

S-6

IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
IRET TO ADJUSTED EARNINGS BEFORE INTEREST,
TAXES, DEPRECIATION, AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)
(in thousands)

	Three Months Ended										Twelve Months Ended
	4/30/2018		1/31/2018		10/31/2017		7/31/2017		4/30/2017		4/30/2018		4/30/2017
Adjusted EBITDA(1)
Net income (loss) attributable to controlling interests	$(20,874)		$136,105		$12,821		$(11,264)		$30,280		$116,788		$43,347
Adjustments:
Noncontrolling interests – Operating Partnership	(2,663)		16,236		773		(1,644)		3,656		12,702		4,059
Income (loss) before noncontrolling interests – Operating Partnership	(23,537)		152,341		13,594		(12,908)		33,936		129,490		47,406
Add:
Interest expense	7,884		9,569		9,523		9,703		10,303		36,679		45,942
Loss on extinguishment of debt	122		6,787		340		199		2,910		7,448		4,889
Depreciation/amortization related to real estate investments	20,347		19,100		19,977		28,215		13,280		87,639		52,774
Amortization related to real estate revenues(2)	—		—		—		—		20		—		95
Impairment of unimproved land	2,617		—		—		—		3,508		2,617		3,508
Impairment of real estate investments attributable to controlling interests	15,192		—		—		256		2,875		15,448		42,065
Less:
Interest income	(569)		(408)		(316)		(564)		(557)		(1,857)		(2,545)
Gain on sale of real estate and other investments	(2,210)		(163,791)		(17,562)		(124)		(37,517)		(183,687)		(74,847)
Adjusted EBITDA	$19,846		$23,598		$25,556		$24,777		$28,758		$93,777		$119,287

Ratios
Adjusted EBITDA(1)/Interest expense	2.39	x	2.36	x	2.57	x	2.45	x	2.45	x	2.45	x	2.52	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	1.98	x	2.01	x	2.00	x	2.00	x	2.00	x	1.99	x	2.05	x

(1)	See Definitions section.

(2)	Included in real estate revenue in the Statement of Operations.

S-7

IRET
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt (1)
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average (2)	% of Total Debt
2019	$14,393	$—	$14,393	5.42%	2.00%
2020	85,930	22,739	108,669	5.76%	15.40%
2021	55,173	—	55,173	5.05%	7.80%
2022	102,066	—	102,066	5.23%	14.40%
2023	28,055	—	28,055	4.13%	4.00%
Thereafter	203,784	—	203,784	3.79%	28.90%
Total secured maturing debt	489,401	22,739	512,140	4.69%	72.50%

Unsecured line of credit	—	124,000	124,000	3.63%	17.6%
Unsecured term loan (3)	70,000	—	70,000	3.86%	9.9%
Total debt	$559,401	$146,739	$706,140	4.42%	100.0%

(1)	Includes line of credit and term loan.

(2)	Weighted average interest rate of debt that matures in fiscal year.

(3)	Term loan has a variable interest rate that is hedged with an interest rate swap and matures January 31, 2023.

	4/30/2018	1/31/2018	10/31/2017	7/31/2017	4/30/2017
Debt Balances Outstanding (1)
Secured fixed rate	$489,401	$494,874	$593,854	$605,028	$629,535
Secured variable rate	22,739	61,001	86,672	100,388	99,445
Unsecured line of credit	124,000	67,000	247,500	125,900	57,050
Unsecured term loan	70,000	70,000	—	—	—
Debt total	$706,140	$692,875	$928,026	$831,316	$786,030

Weighted Average Interest Rate Secured	4.69%	4.63%	4.63%	4.62%	4.63%
Line of Credit Rate	3.63%	3.45%	3.08%	2.98%	2.74%
Term Loan Rate	3.86%	4.01%	—%	—%	—%

(1)	Includes mortgages on properties held for sale.

Debt Maturity by Quarter for the Next Two Fiscal Years

Fiscal Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
2019	$2,957	$11,436	$—	$—	$14,393
2020	—	63,346	15,511	29,812	108,669
					$123,062

S-8

IRET
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	4/30/2018	1/31/2018	10/31/2017	7/31/2017	4/30/2017
Equity Capitalization
Common shares outstanding	119,526	120,035	120,188	120,587	121,199
Operating partnership (OP) units outstanding	14,099	14,168	14,618	14,657	15,617
Total common shares and OP units outstanding	133,625	134,203	134,806	135,244	136,816

Market price per common share (closing price at end of period)	$5.33	$5.67	$5.85	$6.22	$5.91
Equity capitalization-common shares and OP units	712,221	760,931	788,615	841,218	808,583
Recorded book value of preferred shares	99,456	99,456	99,467	111,357	111,357
Total equity capitalization	$811,677	$860,387	$888,082	$952,575	$919,940

Debt Capitalization
Total debt	706,140	692,875	927,968	839,134	793,827
Total capitalization	$1,517,817	$1,553,262	$1,816,050	$1,791,709	$1,713,767

Total debt to total capitalization	0.47:1	0.45:1	0.51:1	0.47:1	0.46:1

	Twelve Months Ended				Three Months Ended
	4/30/2018		4/30/2017		4/30/2018		1/31/2018		10/31/2017		7/31/2017		4/30/2017
Earnings to fixed charges	(2)		(3)		(4)		1.56	x	(5)		(6)		1.20	x
Earnings to combined fixed charges and preferred distributions	(2)		(3)		(4)		1.33	x	(5)		(6)		(7)
Debt service coverage ratio	1.79	x	1.67	x	1.81	x	1.78	x	1.84	x	1.75	x	1.69	x

Distribution Data
Common shares and units outstanding at record date	133,625		137,723		133,625		134,203		134,806		135,830		137,723
Total common distribution paid	$37,785		$63,360		$9,395		$9,420		$9,462		$9,509		$9,641
Common distribution per share and unit(8)	$0.28		$0.40		$0.07		$0.07		$0.07		$0.07		$0.07
Payout ratio (FFO per share and unit basis)(1)	101.4%		100.0%		104.9%		175.0%		100.0%		70.0%		100.0%

(1)	Payout ratio (FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

(2)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $35.0 million and $43.6 million, respectively. Excluding non-cash depreciation charges related to a change in depreciable lives of $14.4 million and non-cash asset impairment charges of $18.1 million in the twelve months ended April 30, 2018, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been .93x and .76x, respectively, for the twelve months ended April 30, 2018.

(3)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $29.5 million and $40.1 million, respectively. Excluding non-cash asset impairment and loss on sale charges of $57.0 million in the twelve months ended April 30, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.59x and 1.30x, respectively, for the twelve months ended April 30, 2017.

(4)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $23.7 million and $25.4 million, respectively. Excluding non-cash asset impairment charges of $17.8 million in the three months ended April 30, 2018, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been .29x and .24x, respectively, for the three months ended April 30, 2018.

(5)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $1.5 million and $4.3 million, respectively. The ratio of earnings to fixed charges and earnings to combined fixed charges and preferred distributions was .85x and .67x, respectively, for the three months ended October 31, 2017.

(6)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $15.5 million and $17.8 million, respectively. Excluding non-cash depreciation charges related to a change in depreciable lives of $14.4 million in the three months ended July 31, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 0.92x and 0.75x, respectively, for the three months ended July 31, 2017.

(7)
Earnings were inadequate to cover combined fixed charges and preferred distributions by $0.3 million. The ratio of earnings to combined fixed charges and preferred distributions was .98x for the three months ended April 30, 2017.

(8)	Common distribution per share and unit for the twelve months ended April 30, 2017 includes a special distribution of $0.06.

S-9

IRET
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30,				Year Ended April 30,
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
Multifamily
Real estate revenue
Same-store	$32,054	$30,479	$1,575	5.2%	$126,415	$121,252	$5,163	4.3%
Non-same-store	10,306	5,749	4,557	79.3%	33,568	20,962	12,606	60.1%
Other properties and dispositions	1,825	6,583	(4,758)	(72.3)%	9,762	17,890	(8,128)	(45.4)%
Total	44,185	42,811	1,374	3.2%	169,745	160,104	9,641	6.0%
Real estate expenses
Same-store	13,939	13,173	766	5.8%	56,773	51,862	4,911	9.5%
Non-same-store	4,225	2,547	1,678	65.9%	13,687	9,033	4,654	51.5%
Other properties and dispositions	570	722	(152)	(21.1)%	2,574	3,431	(857)	(25.0)%
Total	18,734	16,442	2,292	13.9%	73,034	64,326	8,708	13.5%
Net operating income
Same-store	18,115	17,306	809	4.7%	69,642	69,390	252	0.4%
Non-same-store	6,081	3,202	2,879	89.9%	19,881	11,929	7,952	66.7%
Other properties and dispositions	1,255	5,861	(4,606)		7,188	14,459	(7,271)	(50.3)%
Total	25,451	26,369	(918)	(3.5)%	96,711	95,778	933	1.0%
Property management	(1,411)	(1,239)			(5,526)	(5,046)
Casualty	155	51			(500)	(414)
Depreciation/amortization	(21,072)	(11,060)			(82,070)	(44,253)
Impairment of real estate investments	(17,809)	(2,875)			(18,065)	(57,028)
General and administrative expenses	(4,093)	(4,728)			(14,203)	(15,871)
Acquisition and investment related costs	(30)	(3,224)			(51)	(3,276)
Interest expense	(8,302)	(8,281)			(34,178)	(34,314)
Loss on debt extinguishment	(122)	(1,193)			(940)	(1,651)
Interest and other income	592	461			1,508	1,146
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations	(26,641)	(5,719)			(57,314)	(64,929)
Gain on sale of real estate and other investments	2,285	7,409			20,120	18,701
Income (loss) from continuing operations	(24,356)	1,690			(37,194)	(46,228)
Income from discontinued operations	197	31,950			164,823	76,753
Net income (loss)	$(24,159)	$33,640			$127,629	$30,525

S-10

IRET
SAME-STORE FOURTH QUARTER COMPARISONS
(in thousands, except property data amounts)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		FY18Q4	FY17Q4	% Change	FY18Q4	FY17Q4	% Change	FY18Q4	FY17Q4	% Change
Rochester, MN	1,711	$6,082	$5,748	5.8%	$2,311	$2,386	(3.1)%	$3,771	$3,362	12.2%
Omaha, NE	1,370	3,652	3,486	4.8%	1,566	1,496	4.7%	2,086	1,990	4.8%
Grand Forks, ND	1,303	3,350	3,234	3.6%	1,579	1,491	5.9%	1,771	1,743	1.6%
St. Cloud, MN	1,187	3,353	3,034	10.5%	1,578	1,440	9.6%	1,775	1,594	11.4%
Bismarck, ND	977	2,672	2,699	(1.0)%	1,202	1,112	8.1%	1,470	1,587	(7.4)%
Topeka, KS	1,042	2,453	2,380	3.1%	1,016	871	16.6%	1,437	1,509	(4.8)%
Billings, MT	770	2,011	2,003	0.4%	576	824	(30.1)%	1,435	1,179	21.7%
Minneapolis, MN	688	2,394	2,245	6.6%	992	902	10.0%	1,402	1,343	4.4%
Sioux Falls, SD	969	2,470	2,288	8.0%	1,098	1,085	1.2%	1,372	1,203	14.0%
Rapid City, SD	474	1,332	1,244	7.1%	623	476	30.9%	709	768	(7.7)%
Minot, ND	640	1,846	1,847	(0.1)%	1,134	894	26.8%	712	953	(25.3)%
Williston, ND	189	439	271	62.0%	264	196	34.7%	175	75	133.3%
Same-Store Total	11,320	$32,054	$30,479	5.2%	$13,939	$13,173	5.8%	$18,115	$17,306	4.7%

	FY18Q4 % of NOI	Weighted Average Occupancy (1)			Average Monthly Rental Rate (2)			Weighted Average Monthly Revenue per Occupied Home (3)
Regions		FY18Q4	FY17Q4	% Change	FY18Q4	FY17Q4	% Change	FY18Q4	FY17Q4	% Change
Rochester, MN	20.9%	95.1%	88.7%	7.2%	$1,207	$1,236	(2.3)%	$1,246	$1,261	(1.2)%
Omaha, NE	11.5%	95.9%	94.9%	1.1%	858	830	3.4%	927	893	3.8%
Grand Forks, ND	9.8%	95.1%	90.6%	5.0%	856	865	(1.0)%	901	913	(1.3)%
St. Cloud, MN	9.8%	95.4%	90.4%	5.5%	908	878	3.4%	987	942	4.8%
Bismarck, ND	8.1%	94.2%	90.6%	4.0%	932	963	(3.2)%	967	1,016	(4.8)%
Topeka, KS	7.9%	95.1%	94.5%	0.6%	798	780	2.3%	825	806	2.4%
Billings, MT	7.9%	91.6%	89.5%	2.3%	905	907	(0.2)%	951	969	(1.9)%
Minneapolis, MN	7.7%	95.8%	95.5%	0.3%	1,131	1,059	6.8%	1,210	1,140	6.1%
Sioux Falls, SD	7.6%	95.7%	93.9%	1.9%	820	791	3.7%	888	838	6.0%
Rapid City, SD	3.9%	96.6%	94.4%	2.3%	904	880	2.7%	969	927	4.5%
Minot, ND	3.9%	95.8%	93.1%	2.9%	981	1,033	(5.0)%	1,004	1,034	(2.9)%
Williston, ND	1.0%	97.2%	82.5%	17.8%	837	928	(9.8)%	797	581	37.2%
Same-Store Total	100.0%	95.1%	91.6%	3.8%	$942	$938	0.4%	$992	$979	1.4%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(2)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(3)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

S-11

IRET
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		FY18Q4	FY18Q3	% Change	FY18Q4	FY18Q3	% Change	FY18Q4	FY18Q3	% Change
Rochester, MN	1,711	$6,082	$6,025	0.9%	$2,311	$2,446	(5.5)%	$3,771	$3,579	5.4%
Omaha, NE	1,370	3,652	3,591	1.7%	1,566	1,551	1.0%	2,086	2,040	2.3%
Grand Forks, ND	1,303	3,350	3,308	1.3%	1,579	1,645	(4.0)%	1,771	1,663	6.5%
St. Cloud, MN	1,187	3,353	3,311	1.3%	1,578	1,590	(0.8)%	1,775	1,721	3.1%
Bismarck, ND	977	2,672	2,606	2.5%	1,202	1,200	0.2%	1,470	1,406	4.6%
Topeka, KS	1,042	2,453	2,435	0.7%	1,016	1,073	(5.3)%	1,437	1,362	5.5%
Billings, MT	770	2,011	2,022	(0.5)%	576	741	(22.3)%	1,435	1,281	12.0%
Minneapolis, MN	688	2,394	2,355	1.7%	992	971	2.2%	1,402	1,384	1.3%
Sioux Falls, SD	969	2,470	2,386	3.5%	1,098	1,143	(3.9)%	1,372	1,243	10.4%
Rapid City, SD	474	1,332	1,289	3.3%	623	515	21.0%	709	774	(8.4)%
Minot, ND	640	1,846	1,837	0.5%	1,134	875	29.6%	712	962	(26.0)%
Williston, ND	189	439	479	(8.4)%	264	212	24.5%	175	267	(34.5)%
Same-Store Total	11,320	$32,054	$31,644	1.3%	$13,939	$13,962	(0.2)%	$18,115	$17,682	2.4%

	FY18Q4 % of NOI	Weighted Average Occupancy (1)			Average Monthly Rental Rate (2)			Weighted Average Monthly Revenue per Occupied Home (3)
Regions		FY18Q4	FY18Q3	% Change	FY18Q4	FY18Q3	% Change	FY18Q4	FY18Q3	% Change
Rochester, MN	20.9%	95.1%	93.9%	1.3%	$1,207	$1,226	(1.5)%	$1,246	$1,249	(0.2)%
Omaha, NE	11.5%	95.9%	94.8%	1.2%	858	858	—%	927	922	0.5%
Grand Forks, ND	9.8%	95.1%	94.2%	1.0%	856	859	(0.3)%	901	898	0.3%
St. Cloud, MN	9.8%	95.4%	94.3%	1.2%	908	910	(0.2)%	987	986	0.1%
Bismarck, ND	8.1%	94.2%	91.2%	3.3%	932	944	(1.3)%	967	975	(0.8)%
Topeka, KS	7.9%	95.1%	94.5%	0.6%	798	798	—%	825	824	0.1%
Billings, MT	7.9%	91.6%	90.0%	1.8%	905	909	(0.4)%	951	972	(2.2)%
Minneapolis, MN	7.7%	95.8%	93.3%	2.7%	1,131	1,125	0.5%	1,210	1,222	(1.0)%
Sioux Falls, SD	7.6%	95.7%	94.7%	1.1%	820	814	0.7%	888	867	2.4%
Rapid City, SD	3.9%	96.6%	96.0%	0.6%	904	900	0.4%	969	944	2.6%
Minot, ND	3.9%	95.8%	96.1%	(0.3)%	981	983	(0.2)%	1,004	996	0.8%
Williston, ND	1.0%	97.2%	95.4%	1.9%	837	826	1.3%	797	885	(9.9)%
Same-Store Total	100.0%	95.1%	93.9%	1.3%	$942	$945	(0.3)%	$992	$992	—%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(2)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(3)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

S-12

IRET
SAME-STORE YEAR-TO-DATE COMPARISONS
(in thousands, except property data amounts)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		FY18	FY17	% Change	FY18	FY17	% Change	FY18	FY17	% Change
Rochester, MN	1,711	$24,011	$22,872	5.0%	$9,707	$8,835	9.9%	$14,304	$14,037	1.9%
Omaha, NE	1,370	14,340	13,725	4.5%	6,449	5,915	9.0%	7,891	7,810	1.0%
Grand Forks, ND	1,303	13,315	12,978	2.6%	6,247	5,614	11.3%	7,068	7,364	(4.0)%
St. Cloud, MN	1,187	13,093	11,769	11.2%	6,508	5,881	10.7%	6,585	5,888	11.8%
Bismarck, ND	977	10,664	10,663	—%	4,838	4,377	10.5%	5,826	6,286	(7.3)%
Topeka, KS	1,042	9,722	9,242	5.2%	4,189	3,738	12.1%	5,533	5,504	0.5%
Billings, MT	770	8,057	7,884	2.2%	3,116	3,083	1.1%	4,941	4,801	2.9%
Minneapolis, MN	688	9,337	8,665	7.8%	3,928	3,687	6.5%	5,409	4,978	8.7%
Sioux Falls, SD	969	9,546	9,193	3.8%	4,656	4,355	6.9%	4,890	4,838	1.1%
Rapid City, SD	474	5,140	4,891	5.1%	2,253	1,975	14.1%	2,887	2,916	(1.0)%
Minot, ND	640	7,343	7,545	(2.7)%	3,887	3,482	11.6%	3,456	4,063	(14.9)%
Williston, ND	189	1,847	1,825	1.2%	995	920	8.2%	852	905	(5.9)%
Same-Store Total	11,320	$126,415	$121,252	4.3%	$56,773	$51,862	9.5%	$69,642	$69,390	0.4%

	FY18 % of NOI	Weighted Average Occupancy (1)			Average Monthly Rental Rate (2)			Weighted Average Monthly Revenue per Occupied Home (3)
Regions		FY18	FY17	% Change	FY18	FY17	% Change	FY18	FY17	% Change
Rochester, MN	20.6%	92.8%	88.1%	5.3%	$1,231	$1,223	0.7%	$1,260	$1,264	(0.3)%
Omaha, NE	11.3%	95.0%	95.3%	(0.3)%	853	820	4.0%	919	876	4.9%
Grand Forks, ND	10.1%	94.4%	91.1%	3.6%	860	869	(1.0)%	902	911	(1.0)%
St. Cloud, MN	9.5%	94.0%	90.7%	3.6%	905	858	5.5%	978	911	7.4%
Bismarck, ND	8.4%	92.3%	89.3%	3.4%	949	977	(2.9)%	985	1,019	(3.3)%
Topeka, KS	7.9%	94.9%	93.9%	1.1%	795	765	3.9%	820	787	4.2%
Billings, MT	7.1%	89.6%	90.5%	(1.0)%	912	884	3.2%	973	943	3.2%
Minneapolis, MN	7.8%	94.3%	94.5%	(0.2)%	1,114	1,036	7.5%	1,200	1,111	8.0%
Sioux Falls, SD	7.0%	94.4%	94.8%	(0.4)%	811	780	4.0%	869	834	4.2%
Rapid City, SD	4.1%	94.8%	95.0%	(0.2)%	900	866	3.9%	953	905	5.3%
Minot, ND	5.0%	95.1%	92.9%	2.4%	994	1,064	(6.6)%	1,006	1,057	(4.8)%
Williston, ND	1.2%	93.9%	81.1%	15.8%	833	1,075	(22.5)%	867	992	(12.6)%
Same-Store Total	100.0%	93.7%	91.5%	2.4%	$945	$933	1.3%	$993	$975	1.9%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(2)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(3)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

S-13

IRET
PORTFOLIO SUMMARY (1)

	Three Months Ended
	4/30/2018	1/31/2018	10/31/2017	7/31/2017	4/30/2017
Number of Apartment Homes
Same-Store	11,320	11,320	11,384	11,384	10,512
Non-Same-Store	2,856	2,466	2,192	2,019	2,693
All Communities	14,176	13,786	13,576	13,403	13,205

Average Investment Per Apartment Home
Same-Store	$88,219	$88,329	$88,047	$87,876	$78,996
Non-Same-Store	212,818	202,277	185,150	166,261	164,715
All Communities	$112,401	$108,681	$102,760	$99,684	$96,485

Average Scheduled Rent per Apartment Home (2)
Same-Store	$942	$945	$951	$943	$906
Non-Same-Store	1,358	1,332	1,309	1,165	1,267
All Communities	$1,023	$1,014	$1,006	$976	$980

Average Revenue per Apartment Home (3)
Same-Store	$992	$994	$998	$991	$955
Non-Same-Store	1,349	1,397	1,266	1,222	1,334
All Communities	$1,064	$1,066	$1,041	$1,026	$1,032

Occupancy
Same-Store	96.5%	95.3%	95.2%	94.5%	94.2%
Non-Same-Store	92.1%	90.1%	92.4%	89.3%	88.8%
All Communities	95.6%	94.3%	94.8%	93.7%	93.1%

Operating Expenses as a % of Scheduled Rent
Same-Store	46.6%	47.0%	49.5%	48.7%	46.6%
Non-Same-Store	40.1%	38.7%	42.7%	40.3%	42.1%
All Communities	44.9%	45.1%	48.1%	47.2%	45.4%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$153	$240	$396	$240	$281

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.

(2)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(3)	Average revenue per apartment home is total revenues divided by the weighted average occupied homes for the period.

S-14

IRET
SAME-STORE CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended
	4/30/2018	4/30/2017
Total Multifamily Same-Store Apartment Homes	11,320	11,320

Turnover	$927	$1,282
Furniture & Equipment	39	74
Building – Interior	120	490
Building – Exterior	546	799
Landscaping & Grounds	99	294
Capital Expenditures	$1,731	$2,939
CapEx per Apartment Home	153	260

Value Add	15	2,428

Unallocated Accruals (1)	—	21
Total Capital Spend	$1,746	$5,388
Total Capital Spend per Apartment Home	154	476

	Twelve Months Ended
	4/30/2018	4/30/2017
Total Multifamily Same-Store Apartment Homes	11,320	11,320

Turnover	$5,066	$4,671
Furniture & Equipment	306	450
Building – Interior	957	1,084
Building – Exterior	3,319	3,980
Landscaping & Grounds	2,136	1,891
Capital Expenditures	$11,784	$12,076
CapEx per Apartment Home	1,041	1,067

Value Add	383	16,510

Unallocated Accruals (1)	(1,651)	171
Total Capital Spend	$10,516	$28,757
Total Capital Spend per Apartment Home	929	2,540

(1)
Amounts represent the change in the balance of unallocated capital accruals. During the quarter ended January 31, 2018, we fully allocated all remaining accruals to their respective capital expenditure categories and, as of January 31, 2018, no capital expenditures remained unallocated.

S-15

IRET
FISCAL 2018 ACQUISITIONS SUMMARY
as of April 30, 2018
($ in thousands)

Property	Location	Segment	Acquisition Date	Apartment Homes	Occupancy At Acquisition	4/30/2018 Occupancy	Acquisition Cost
Oxbo(1)	St. Paul, MN	Multifamily	May 26, 2017	191	29.3%	73.3%	$61,500
Park Place	Plymouth, MN	Multifamily	September 13, 2017	500	94.0%	91.4%	92,250
Dylan	Denver, CO	Multifamily	November 28, 2017	274	79.9%	83.9%	90,600
Westend	Denver, CO	Multifamily	March 28, 2018	390	93.9%	93.8%	128,700
			Total	1,355			$373,050

(1)	Property includes 11,477 sq ft of retail space. Retail is 100% leased.

S-16

Definitions
April 30, 2018

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Core funds from operations (Core FFO) is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure and may be calculated differently by other REITs.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) is defined by the National Association of Real Estate Investment Trusts, Inc. (NAREIT) as net income (computed in accordance with GAAP), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets generally is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. In addition, the exclusion in NAREIT’s definition of FFO of impairment write-downs and gains and losses from the sale of previously depreciated operating real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods.

Net Debt to Annualized Adjusted EBITDA is total debt less cash and cash equivalents and real estate deposits as reported for the end of the quarter divided by Adjusted EBITDA as reported for the end of the quarter multiplied by 4.

Net Operating Income (NOI) is a non-U.S. GAAP measure which we define as total real estate revenues less property operating expenses and real estate tax expense combined (referred to as "Real estate expense").  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with U.S. GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests – consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

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Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, an properties sold or classified as held for sale), and, in the case of development or redevelopment properties, which have achieved a target level of occupancy of 90%.

U.S. GAAP is defined as accounting principles generally accepted in the United States of America.

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